SPECIAL POWER OF ATTORNEY

     The undersigned hereby agree that this statement on Schedule 13D executed by Jacobs Holding AG with respect to the securities of Adecco S.A. is, and any amendment thereto executed by Jacobs Holding AG shall be, filed on behalf of each undersigned pursuant to and in accordance with the provisions of 13d-1(k) under the Securities Exchange Act of 1934, as amended and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements.

     The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate.

Dated: October 31, 2006

                                                      JACOBS HOLDING AG


                                                      By: /s/ Andreas Jacobs
                                                          ----------------------
                                                          Name: Andreas Jacobs
                                                          Title: Chairman

                                                      JACOBS VENTURE AG


                                                      By: /s/ Andreas Jacobs
                                                          ----------------------
                                                          Name: Andreas Jacobs
                                                          Title: Chairman

                                                      TRIVENTURA AG


                                                      By: /s/ Andreas Jacobs
                                                          ----------------------
                                                          Name: Andreas Jacobs
                                                          Title: Chairman

                                                      KLAUS J. JACOBS


                                                      By: /s/ Klaus J. Jacobs
                                                          ----------------------
                                                          Name: Klaus J. Jacobs

                                                      RENATA I. JACOBS


                                                      By: /s/ Renata I. Jacobs
                                                          ----------------------
                                                          Name: Renata I. Jacobs

                                                      LAVINIA JACOBS


                                                      By: /s/ Lavinia Jacobs
                                                          ----------------------
                                                          Name: Lavinia Jacobs

                                                      NICOLAS JACOBS


                                                      By: /s/ Nicolas Jacobs
                                                          ----------------------
                                                          Name: Nicolas Jacobs

                                                      PHILIPPE JACOBS


                                                      By: /s/ Philippe Jacobs
                                                          ---------------------
                                                          Name: Philippe Jacobs

                                                      NATHALIE JACOBS


                                                      By: /s/ Nathalie Jacobs
                                                          ----------------------
                                                          Name: Nathalie Jacobs

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